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                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Filed by the Registrant                     [X]

Filed by a Party other than the Registrant  [_]



Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  Confidential, For Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Under Rule 14a-12



                             SEMOTUS SOLUTIONS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)




Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[_]  Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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
                             SEMOTUS SOLUTIONS, INC.
                         718 UNIVERSITY AVE., SUITE 202
                           LOS GATOS, CALIFORNIA 95032

                                 (408) 399-6120

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD SEPTEMBER 22, 2005

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Semotus Solutions, Inc. ("we", "our" or the "Company"). We will be holding the Annual Meeting at the Company's offices located at 718 University Ave., Suite 202, Los Gatos, CA 95032, on Thursday, September 22, 2005, at 2:30 p.m., Pacific Time.

     At the 2005 Annual Meeting, we will ask you to:

     1. Elect four (4) directors to the Board of Directors of the Company to serve for a one-year term;

     2. Ratify the appointment of LL Bradford & Company, LLC as the Company's independent accountants for the fiscal year ending March 31, 2006;

     3. Consider, and, if deemed advisable, approve the Company's 2005 Stock Option Plan adopted by our Board of Directors, as summarized in the accompanying Proxy Statement; and

     4. Transact such other business as may properly come before the Annual Meeting or any adjournment thereof.


     Enclosed with this letter is a Proxy Statement, a proxy card and a return envelope. Also enclosed is Semotus Solutions' Annual Report on Form 10-KSB for the fiscal year ended March 31, 2005.

     Only holders of common stock of the Company of record at the close of business on July 26, 2005 are entitled to notice of and to vote at the Annual Meeting. The Board of Directors of the Company is soliciting the proxies.

     Your vote is very important to us regardless of the number of shares that you own. All stockholders, whether or not you expect to attend the Annual Meeting, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope, or follow the instructions provided for voting by phone or the internet. The prompt return of proxies or vote by phone or internet will ensure a quorum and save the Company the expense of further solicitation. Each proxy granted may be revoked by the stockholder appointing such proxy at any time before it is voted. If you receive more than one proxy card because your shares are registered in different names or addresses, each such proxy card should be signed and returned to ensure that all of your shares will be voted. If you elect to vote by phone or the internet, the last vote you submit chronologically (by any means) will supersede your prior vote(s). Also, if you vote by phone or the internet, and later decide to attend the Annual Meeting, you may cancel your previous vote and vote in person at the meeting.


BY ORDER OF THE BOARD OF DIRECTORS

/s/ Anthony N. LaPine
----------------------------------
Anthony N. LaPine
PRESIDENT

Los Gatos, California
July 27, 2005

                             SEMOTUS SOLUTIONS, INC.
                         718 UNIVERSITY AVE., SUITE 202
                           LOS GATOS, CALIFORNIA 95032
                                 (408) 399-6120

                                 PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 22, 2005

                               GENERAL INFORMATION


     This proxy statement provides information that you should read before you vote on the proposals that will be presented to you at the 2005 Annual Meeting of Semotus Solutions, Inc. (the "Company", "we" or "our"). The 2005 Annual Meeting will be held on September 22, 2005 at the Company's offices located at 718 University Ave., Suite 202, Los Gatos, CA 95032.

     This proxy statement provides detailed information about the Annual Meeting, the proposals you will be asked to vote on at the Annual Meeting, and other relevant information. The Board of Directors of Semotus is soliciting these proxies.

     At the Annual Meeting, you will be asked to vote on the following proposals:

     1.   Elect four directors, each for a one-year term;

     2. Ratify the appointment by the Board of Directors of the firm of LL Bradford & Company, LLC as independent public accountants of Semotus for the fiscal year ending March 31, 2006;

     3. Consider, and, if deemed advisable, approve the Company's 2005 Stock Option Plan adopted by our Board of Directors, as summarized in the accompanying Proxy Statement; and

     4.   Such other matters as may properly come before the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR ELECTION OF THE BOARD'S NOMINEES FOR DIRECTOR, FOR RATIFICATION OF THE APPOINTMENT OF LL BRADFORD & COMPANY, LLC AS INDEPENDENT PUBLIC ACCOUNTANTS, FOR THE APPROVAL OF THE 2005 STOCK OPTION PLAN AND FOR THE APPROVAL OF EACH OF THE OTHER PROPOSALS.

     On August 2, 2005, we will begin mailing this proxy statement to people who, according to our records, owned shares of our common stock as of the close of business on July 26, 2005. We have mailed with this proxy statement a copy of our Annual Report on Form 10-KSB for the fiscal year ended March 31, 2005.


              INFORMATION ABOUT THE 2005 ANNUAL MEETING AND VOTING

THE ANNUAL MEETING

     The Annual Meeting will be held at our corporate headquarter offices located at 718 University Ave., Suite 202, Los Gatos, CA 95032, on Thursday, September 22, 2005, at 2:30 p.m., Pacific Time.

THIS PROXY SOLICITATION

     We are sending you this proxy statement because our Board of Directors (the "Board") is seeking a proxy to vote your shares at the Annual Meeting. This proxy statement is intended to assist you in deciding how to vote your shares. On August 2, 2005, we will begin mailing this proxy statement and the accompanying proxy card and Annual Report on Form 10-KSB to all people who, according to our stockholder records, owned shares at the close of business on July 26, 2005. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of this proxy statement, proxy card and the Annual Report on Form 10-KSB so that such record holders could supply these materials to the beneficial owners as of July 26, 2005.

     Proxies may also be solicited personally by our officers or directors at nominal cost. We may also retain, and pay a fee to, one or more other professional proxy solicitation firms to solicit proxies from our shareholders. We will bear the entire cost of this proxy solicitation.


VOTING YOUR SHARES

     You may vote your shares at the Annual Meeting by completing and returning the enclosed proxy card, or by voting in person at the Annual Meeting. Additionally, you may be able to vote by phone or via the internet, as described below.

     Whether or not you plan to attend the Annual Meeting, please take the time to vote. Votes may be cast:

     o    by traditional paper proxy card;
     o    by phone;
     o    via the Internet; or
     o    in person at the Annual Meeting.

     Please take a moment to read the instructions, choose the way to vote that you find most convenient and cast your vote as soon as possible.

     Voting by Proxy Card. If proxies in the accompanying form are properly executed and returned, the shares of our common stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of our common stock represented by the proxies will be voted (i) FOR the election of the nominees named below as directors of the Company; (ii) FOR the ratification of the appointment of LL Bradford & Company, LLC as independent accountants for the year ending March 31, 2006; (iii) FOR the approval of the 2005 Stock Option Plan; and (iv) in the discretion of the persons named in the enclosed form of proxy on any other proposals which may properly come before the Annual Meeting or any adjournment or adjournments thereof. Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Annual Meeting. The mere presence at the Annual Meeting of the person appointing a proxy does not, however, revoke the appointment. IF YOU DECIDE TO VOTE BY PROXY, THE PROXY CARD WILL BE VALID ONLY IF YOU SIGN, DATE AND RETURN IT BEFORE THE ANNUAL MEETING TO BE HELD ON SEPTEMBER 22, 2005.

     Voting by Phone or via the Internet. If you are a stockholder of record (that is, if your shares of our stock are registered with us in your own name), you may vote by phone, or through the Internet, by following the instructions included with the enclosed proxy card. If your shares are registered in the name of a broker or other nominee, your nominee may be participating in a program provided through ADP Investor Communication Services that allows you to vote by phone or the Internet. If so, the voting form your nominee sent you will provide phone and Internet voting instructions. The last vote you submit chronologically (by any means) will supersede your prior vote(s). Also, if you vote by phone or the Internet, and later decide to attend the Annual Meeting, you may cancel your previous vote and vote in person at the Annual Meeting.

     The deadline for voting by phone or through the Internet as a stockholder of record is 11:59 p.m., EDT, on September 21, 2005. For stockholders whose shares of our common stock are registered in the name of a broker or other nominee, please consult the voting instructions provided by your broker for information about the deadline for voting by phone or through the Internet.

     Voting in Person. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot. Ballots for voting in person will be available at the Annual Meeting. To vote by proxy, you must complete and return the enclosed proxy card in time to be received by us by the Annual Meeting. By completing and returning the proxy card, you will be directing the persons designated on the proxy card to vote your shares of our common stock at the Annual Meeting in accordance with the instructions you give on the proxy card.

     Attendance at the Annual Meeting will not, by itself, result in the revocation of a previously submitted proxy. Even if you are planning to attend the Annual Meeting, we encourage you to submit the proxy card in advance to ensure the representation of your shares at the Annual Meeting.

     If you hold your shares with a broker and you do not tell your broker how to vote, your broker has the authority to vote on all routine proposals.


VOTE REQUIRED FOR APPROVAL

     SHARES ENTITLED TO VOTE. On July 26, 2005 (the "Record Date") 29,160,096 shares of our common stock were issued and outstanding. Each share of our common stock issued and outstanding on the Record Date will be entitled to one vote on each of the proposals.

     QUORUM. The quorum requirement for holding the meeting and transacting business at the Annual Meeting is that a majority of the issued and outstanding shares of our common stock on the Record Date be present in person or represented by proxy and entitled to be voted. Accordingly, 14,580,049 shares of our common stock must be present in person or by proxy for a quorum to be present. If a quorum is not present, a vote cannot occur. Both abstentions and broker non-votes are counted as present for the purposes of determining the presence of a quorum.

     VOTES REQUIRED. In the election of directors, the four persons receiving the highest number of "FOR" votes will be elected. All other proposals require the affirmative "FOR" vote of a majority of those shares present and entitled to vote on such proposal.



ADDITIONAL INFORMATION

     We are mailing our Annual Report on Form 10-KSB for the fiscal year ended March 31, 2005, including consolidated financial statements, to all shareholders entitled to vote at the Annual Meeting together with this proxy statement. The Annual Report on Form 10-KSB does not constitute a part of the proxy solicitation material. The Annual Report on Form 10-KSB tells you how to get additional information about us.

                                   PROPOSAL 1:

                              ELECTION OF DIRECTORS


Nominees for election to the Board are:

Anthony N. LaPine
Robert Lanz
Mark Williams
Laurence W. Murray

     Each director will be elected to serve for a one-year term, unless he resigns or is removed before his term expires, or until his replacement is elected and qualified. All of the four nominees are currently members of the Board and have consented to serve as directors if re-elected. Anthony N. LaPine is our President and Chief Executive Officer. More detailed information about each of the nominees is available in the section of this proxy statement titled "Directors and Executive Officers".

     There are no known arrangements or understandings between any director or executive officer and any other person pursuant to which any of the above-named directors was selected as a director of the Company.

     If any of the nominees cannot serve for any reason (which is not anticipated), the Board may designate a substitute nominee or nominees. If a substitute is nominated, we will vote all valid proxies for the election of the substitute nominee or nominees. Alternatively, the Board may also decide to leave the board seat or seats open until a suitable candidate or candidates are located, or it may decide to reduce the size of the Board.

     The Board has established the size of the board at four members. Proxies for the Annual Meeting may not be voted for more than four directors.



BOARD RECOMMENDATION

     The Board unanimously recommends a vote "FOR" each of the nominees to the Board.

                                   PROPOSAL 2:

                      RATIFICATION OF INDEPENDENT AUDITORS


     The Board has appointed LL Bradford & Company, LLC, an accounting firm of independent certified public accountants, to act as independent accountants for our company and its consolidated subsidiaries for our fiscal year ending March 31, 2006. The Board believes that LL Bradford & Company's experience with and knowledge of our company are important, and would like to continue this relationship. LL Bradford & Company has advised our company that the firm does not have any direct or indirect financial interest in our company or any of its subsidiaries, other than its capacity as our independent certified public accountants providing auditing and accounting services.

     In making the recommendation for LL Bradford & Company to continue as our company's independent accountants for the fiscal year ending March 31, 2006, our management team and the Audit Committee reviewed past audit results and the audit and non-audit services, if any, proposed to be performed during fiscal year 2006. In selecting LL Bradford & Company, the Audit Committee and the Board carefully considered LL Bradford & Company's independence.

     LL Bradford & Company has confirmed to us that it is in compliance with all rules, standards and policies of the Independence Standards Board and the Securities and Exchange Commission ("SEC") governing auditor independence.

     A representative of LL Bradford & Company is expected to attend the Annual Meeting. This representative will have the opportunity to make a statement if he or she desires to do so and will be able to respond to appropriate questions from stockholders.



RECOMMENDATION

     The Board unanimously recommends a vote "FOR" ratification of the appointment of LL Bradford & Company, LLC.

                                   PROPOSAL 3:

                     APPROVAL OF THE 2005 STOCK OPTION PLAN


GENERAL

     The Company's shareholders are being asked to act upon a resolution to approve the Company's 2005 Stock Option Plan. Approval of the resolution requires the affirmative vote of the holders of a majority of the shares of our common stock present or represented and entitled to vote at the Annual Meeting. Shareholders abstaining from voting on the resolution will be counted for purposes of determining a quorum, but will not be counted for any other purpose. Broker non-votes will not be considered as present or voting, and as such each will have no effect on the vote for this resolution.

     The 2005 Stock Option Plan was unanimously approved by the Company's unrelated and independent directors and our Board. The Board approved the adoption of the 2005 Stock Option Plan in July of 2005, to be effective as of September 22, 2005 only upon approval by the shareholders of the Company at the Annual Meeting. The Board believes that the attraction and retention of high quality personnel are essential to the Company's continued growth and success and that a stock option plan such as the 2005 Stock Option Plan is necessary for the Company to remain competitive in its compensation practices. If approved by the shareholders, a total of 3,000,000 shares of our common stock will be initially reserved for issuance under the 2005 Stock Option Plan, subject to adjustment in the event of a stock split, stock or other extraordinary dividend, or other similar change in the common stock or capital structure of the Company.

     A general description of the principal terms of the 2005 Stock Option Plan as proposed is set forth below. This description is qualified in its entirety by the terms of the 2005 Stock Option Plan, a copy of which is attached to this proxy statement as Appendix A and is incorporated herein by reference. Capitalized terms used herein shall have the same meaning as in the 2005 Stock Option Plan unless otherwise indicated.


DESCRIPTION OF 2005 STOCK OPTION PLAN

     Purpose. The purpose of the 2005 Stock Option Plan is to provide the Company's employees, directors, officers and consultants, whose present and potential contributions are important to the success of the Company, an incentive, through ownership of the Company's common stock, to encourage the Company's employees, directors, officers and consultants to accept or continue in service with the Company, and to help the Company compete effectively with other enterprises for the services of qualified individuals.

     Shares of Common Stock Reserved for Issuance under the 2005 Stock Option Plan. If approved by the shareholders, a total of 3,000,000 shares of our common stock will be initially reserved for issuance under the 2005 Stock Option Plan, subject to adjustment only in the event of a stock split, stock or other extraordinary dividend, or other similar change in the common stock or capital structure of the Company.

     Administration. The 2005 Stock Option Plan is administered, with respect to grants to employees, directors, officers, and consultants, by the Board or by a committee designated by the Board and containing at least two non-employee Board members (in either case, the "Option Committee").

     Types of Awards. The 2005 Stock Option Plan provides for the grant of incentive stock options or non-qualified stock options. An incentive stock option is an option to purchase our stock intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code, as amended. A non-qualified stock option is an option that does not satisfy the Internal Revenue Code requirements for an incentive stock option.

     Terms and Conditions of Awards. The Option Committee has the power to allocate the number of shares of our common stock reserved for issuance under the 2005 Stock Option Plan to the various types of awards in its discretion. Stock options granted under the 2005 Stock Option Plan may be either incentive stock options under the provisions of Section 422 of the Internal Revenue Code, or nonqualified stock options. Incentive stock options may be granted only to employees and nonqualified stock options may be granted to employees, directors and consultants.

     Subject to the other provisions of this 2005 Stock Option Plan, the Option Committee shall have the authority, in its discretion: (i) to grant stock options; (ii) to determine the exercise price of stock options granted; (iii) to determine the persons whom, and the time or times at which, stock options shall be granted, and the number of shares of our common stock subject to each stock option; (iv) to interpret this 2005 Stock Option Plan; (v) to prescribe, amend, and rescind rules and regulations relating to the 2005 Stock Option Plan; (vi) to determine the terms and provisions of each stock option granted (which need not be identical), including but not limited to, the time or times at which stock options shall be exercisable; (vii) with the consent of the optionee, to modify or amend any stock option; (viii) to defer (with the consent of the optionee) or accelerate the exercise date or vesting of any stock option; (ix) to authorize any person to execute on behalf of our company any instrument evidencing the grant of a stock option; and (x) to make all other determination deemed necessary or advisable for the administration of the 2005 Stock Option Plan. The Option Committee may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

     Each award granted under the 2005 Stock Option Plan shall be designated in a stock option agreement. In the case of a stock option, the stock option shall be designated as either an incentive stock option or a nonqualified stock option. To the extent that the aggregate fair market value of our shares of common stock subject to stock options designated as incentive stock options which become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess options shall be treated as nonqualified stock options.

     The term of any award of stock options granted under the 2005 Stock Option Plan may not be for more than ten years. No stock option granted to any person who owns, directly or by attribution, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company of any Affiliate (a "Ten Percent Stockholder") shall be exercisable more than five years after the date of grant. The 2005 Stock Option Plan authorizes the Option Committee to grant incentive stock options and nonqualified stock options at an exercise price not less than 100% of the fair market value of the common stock on the date the stock option is granted. The exercise price of any stock option granted to any Ten Percent Stockholder shall in no event be less than 110% of the fair market value of the common stock on the date the stock option is granted. The exercise or purchase price is generally payable in cash, certified check, bank draft, shares of common stock or by any other form of consideration and method of payment to the extent permitted under the California Corporations Code.

     Termination of Service. An award may not be exercised after the termination date of such award as set forth in the award agreement. In the event a participant in the 2005 Stock Option Plan terminates continuous service with our company, an award may be exercised only to the extent provided in the award agreement. Where an award agreement permits a participant to exercise an award following termination of service, the award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the award, whichever comes first.

     Transferability of Stock Options. No stock option granted under the 2005 Stock Option Plan shall be assignable or otherwise transferable by the optionee except by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order (limited in the case of an incentive stock option, to a qualified domestic relations order that effects a transfer of an incentive stock option that is community property as part of a division of community property). During the life of the optionee, a stock option shall be exercisable only by the optionee.

     Changes in Capital Structure. The existence of outstanding stock options shall not affect the Company's right to effect adjustments, recapitalization, reorganizations, or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred, or prior preference stock ahead of or affecting common stock, the dissolution or liquidation of the Company's or any other corporation's assets or business or any other corporate act whether similar to the events described above or otherwise. If the common stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, or other event, or converted into or exchanged for other securities as a result of a merger, consolidation, reorganization, or other event, appropriate adjustments shall be made in (i) the number and class of shares of common stock subject to the 2005 Stock Option Plan and each outstanding stock option; provided, however, that the Company shall not be required to issue fractional shares as a result to any such adjustments. Each such adjustment shall be subject to approval by the Option Committee in its sole discretion, and may be made without regard to any resulting tax consequence to the optionee.

     Corporate Transactions. In connection with (i) any merger, consolidation, acquisition, separation, or reorganization in which more than 50% of the shares of our common stock outstanding immediately before such event are converted into cash or into another security, (ii) any dissolution or liquidation of the Company or any partial liquidation involving 50% or more of the assets of the Company, (iii) any sale of more than 50% of the Company's assets, or (iv) any like occurrence in which the Company is involved, the Option Committee may, in its absolute discretion, do one or more of the following upon ten days' prior written notice to optionees; (a) accelerate any vesting schedule to which a stock option is subject; (b) cancel stock options upon payment to each optionee in cash, with respect to each stock option to the extent then exercisable, of any amount which, in the absolute discretion of the Option Committee, is determined to be equivalent to any excess of the market value (at the effective time of such event) of the consideration that such optionee would have received of the stock option had been exercised before the effective time over the exercise price of the stock option; (c) shorten the period during which such stock options are exercisable (provided they remain exercisable, to the extent otherwise exercisable, for at least ten days after the date the notice is given); or (d) arrange that new option rights be substituted for the option rights granted under the 2005 Stock Option Plan, or that the Company's obligations as to stock options outstanding under the 2005 Stock Option Plan be assumed, by an employer corporation other than the Company or by a parent or subsidiary of such employer corporation. The actions described in this section may be taken without regard to any resulting tax consequence to the optionee.

     Amendment, Suspension or Termination of the 2005 Stock Option Plan. The Board may at any time amend, suspend or terminate the 2005 Stock Option Plan. The 2005 Stock Option Plan will terminate ten years after its effective date, unless terminated earlier by the Board. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Internal Revenue Code, the rules of any applicable stock exchange or national market system, and the rules of any U.S. jurisdiction applicable to awards granted to residents therein, we shall obtain shareholder approval of any such amendment to the 2005 Stock Option Plan in such a manner and to such a degree as required. No options shall be granted after termination of the 2005 Stock Option Plan, but termination shall not affect rights and obligations under then-outstanding stock options.


CERTAIN U.S. FEDERAL TAX CONSEQUENCES

     The following summary of the U.S. federal income tax consequences of 2005 Stock Option Plan transactions is based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss, state, local or non-U.S. tax consequences.

     NONQUALIFIED STOCK OPTIONS. The grant of a nonqualified stock option under the 2005 Stock Option Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a nonqualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Internal Revenue Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount. Any gain or loss on the participant's subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain.

     INCENTIVE STOCK OPTIONS. The grant of an incentive stock option under the 2005 Stock Option Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of common stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares of common stock. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

     If the participant fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a "disqualifying disposition"). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the common stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the common stock was held for more than one year. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Internal Revenue Code and so long as the participant's total compensation is deemed reasonable in amount.

     The "spread" under an incentive stock option -- i.e., the difference between the fair market value of the shares at exercise and the exercise price -- is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant's alternative minimum tax liability exceeds such participant's regular income tax liability, the participant will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the participant must sell the shares within the same calendar year in which the incentive stock options are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.


NEW PLAN BENEFITS

     If the 2005 Stock Option Plan is approved at the Annual Meeting, we intend to promptly file a registration statement with the SEC on Form S-8 to register the 3,000,000 shares that may be issued under the 2005 Stock Option Plan.

     No officer, employee, consultant or director has been granted any options subject to shareholder approval of the 2005 Stock Option Plan. The benefits to be received by the Company's directors, executive officers and employees pursuant to the 2005 Stock Option Plan are not determinable at this time.


VOTE REQUIRED

     The Board will ask the Shareholders to approve the following resolution at the Annual Meeting:

     "RESOLVED THAT as a resolution of the shareholders of the Company that:

     a. the 2005 Stock Option Plan adopted by our Board of Directors, as summarized in the Proxy Statement is hereby approved and adopted; and

     b. any director or officer of the Company is hereby authorized and directed in the name of and on behalf of the Company, to execute and deliver or cause to be delivered all such documents and to do all such other acts and things as such person may consider necessary or desirable in order to carry out the intent of the foregoing resolution and the matters authorized thereby."

     In the absence of contrary instructions, the persons in the accompanying form of proxy intend to vote any shares of our common stock represented by such proxy FOR the above resolution. Abstentions will be counted toward the tabulation of the votes cast. The resolution requires the approval of a majority of shareholder votes that are voted at the Annual Meeting.

RECOMMENDATION

    The Board unanimously recommends a vote "FOR" approval of the Company's 2005 Stock Option Plan.

OTHER BUSINESS

     As of the date of this proxy statement, our management was not aware of any other matter to be presented at the Annual Meeting other than as set forth herein. However, if any other matters are properly brought before the Annual Meeting, the shares of our common stock represented by valid proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them. A majority vote of the shares of our common stock represented at the meeting is necessary to approve any such matters.


             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     Except as otherwise disclosed herein, none of our directors or executive officers, no nominee for election as a director of our company and no associate or affiliate of any of the foregoing persons has any substantial interest, direct or indirect, by way of beneficial ownership of shares or otherwise, in any matter to be acted upon at the Annual Meeting.


              VOTING SECURITIES AND OWNERSHIP OF VOTING SECURITIES
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     We have set forth in the following table certain information regarding the common stock beneficially owned on July 26, 2005 (the record date) for (i) each shareholder we know to be the beneficial owner of 5% or more of our common stock, (ii) each of our company's executive officers and directors and (iii) all executive officers and directors as a group. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities to which the person has the right to acquire beneficial ownership within 60 days. As of July 26, 2005, we had 29,160,096 shares of our common stock issued and outstanding and entitled to one (1) vote per share at the Annual Meeting.

     Unless otherwise indicated, the address of each of the individuals and entities named below is: c/o Semotus Solutions, Inc., 718 University Ave., Suite 202, Los Gatos, CA 95032.


                                                  BENEFICIAL OWNERSHIP OF SHARES
                                                  ------------------------------
NAME AND ADDRESS OF BENEFICIAL OWNERS             NUMBER OF SHARES       PERCENT
-------------------------------------             ----------------       -------
Directors and Executive Officers:
Anthony LaPine                                      2,844,000(1)          10.0%
Pamela LaPine                                       2,844,000(2)          10.0%
Mark Williams                                          23,749(3)             *
Laurence W. Murray                                     26,949(4)             *
Robert Lanz                                            53,749(3)             *
All Officers and Directors as a Group (7 Persons)   3,349,716(5)          11.8%
5% Stockholders: none
-------------

*    Less than 1%
(1) Includes 1,025,000 shares of common stock and exercisable options to purchase 1,391,000 of common stock owned directly by Mr. LaPine. Also includes 3,000 shares of common stock and exercisable options to purchase 425,000 shares of common stock owned by Mr. LaPine's wife, Pamela LaPine, the Company's Executive Vice President and President of Financial Services, as set forth below.
(2) Includes 3,000 shares of common stock and exercisable options to purchase 425,000 shares of common stock owned directly by Pamela LaPine. Also includes 1,025,000 shares of common stock and exercisable options to purchase 1,391,000 shares of common stock owned directly by Mrs. LaPine's husband, Anthony LaPine, President and Chief Executive Officer of the Company, as set forth above.
(3)  Comprised of exercisable options to purchase shares of common stock.
(4) Includes exercisable options to purchase 17,499 shares of common stock and 3,200 shares of common stock owned directly by Mr. Murray.

(5) Includes the shares listed above as beneficially owned by Messrs. LaPine, Williams, Murray, Lanz, and Mrs. LaPine, and 401,269 shares of common stock underlying currently exercisable options held by other executive officers of the Company.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended requires the Company's officers (as defined in regulations issued by the SEC) and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

     Based solely on a review of copies of such reports of ownership furnished to us and certifications from executive officers and directors, we believe that during the past fiscal year all filing requirements applicable to our directors, officers and beneficial owners of more than 10% of a registered class of our equity securities were complied with, except that a Form 5 disclosing the purchase of 3,000 shares of common stock in April of 2004 for Laurence W. Murray has not yet been filed.


                        DIRECTORS AND EXECUTIVE OFFICERS

     Set forth below is certain information relating to our directors and executive officers who will continue to serve after the Annual Meeting:

NAME                      AGE    POSITION
----                      ---    --------
Anthony N. LaPine         63     Chairman of the Board, President, and Chief
                                 Executive Officer
Charles K. Dargan, II     50     Chief Financial and Accounting Officer
Taliesin Durant           34     Corporate Secretary and General Counsel
Pamela B. LaPine          47     Executive Vice President of Sales and Marketing
Robert Lanz (1)           63     Director
Mark Williams (2)         47     Director
Laurence W. Murray (3)    65     Director
-------------

(1) Chairman of the Audit Committee; Member of the Compensation Committee and the Nominating and Corporate Governance Committee.
(2) Chairman of the Nominating and Corporate Governance Committee; Member of the Audit Committee and the Compensation Committee.
(3) Chairman of the Compensation Committee; Member of the Audit Committee and the Nominating and Corporate Governance Committee.

     There is no family relationship between any director or executive officer except that Anthony N. LaPine and Pamela B. LaPine are husband and wife. There are no known arrangements or understandings between any director or executive officer and any other person pursuant to which any of the above-named executive officers or directors was selected as an officer or director.

     Anthony N. LaPine has been our President and one of our directors since June of 1996. In June of 1997 Mr. LaPine was elected Chief Executive Officer, and in August of 1997, Mr. LaPine was elected Chairman of the Board. Mr. LaPine's career began at IBM where he served as a member of the engineering team that developed the modern disc drive. In 1969 he was recruited as one of the founders of Memorex's Equipment Group where he was instrumental in developing the floppy disc drive. After the sale of Memorex to Unisys, Mr. LaPine was recruited to re-engineer the Irwin/Olivetti Company, where he orchestrated the invention of the first removable cartridge tape backup in personal computers. Subsequently, he formed LaPine Technology, raised thirty million dollars and launched the 31/2-inch Winchester disk drive technology that is now the industry standard. Mr. LaPine then sold LaPine Technology, and formed the LaPine Group, a private investment and management-consulting firm. Mr.

LaPine received a BSEE Cum Laude, from San Jose State University, an MSEE from the University of Santa Clara and an MBA from the University of San Francisco. He later became an alumnus of Stanford's Graduate School of Business through its Executive Program.

     Charles K. Dargan, II is our Chief Financial and Accounting Officer. Mr. Dargan was on the Board from March 1999 to July 2002; he resigned as a member of the Board effective as of July 31, 2002. Mr. Dargan was the Executive Vice President of Operations and Administration for the Company from April 2000 to January 2001, at which time Mr. Dargan became our Chief Financial and Accounting Officer. Prior to joining Semotus, Mr. Dargan served as a Managing Director of Corporate Finance for The Seidler Companies Incorporated, a private brokerage, investment banking and public finance firm. In addition, he was a partner and Chief Financial Officer of the investment banking firm of Ambient Capital, was a Managing Director of Corporate Finance at L.H. Friend, Weinress, Frankson & Presson, Inc., and a First Vice President at Drexel Burnham Lambert, Incorporated. His accounting and financial industry experience has made him an expert in public and private debt and equity finance, mergers and acquisitions and financial management of and planning for emerging growth companies. Mr. Dargan graduated from the University of Southern California with an MBA and an MS in Finance, and possesses an A.B. in Government and Economics from Dartmouth College. He also holds accounting and finance industry certifications of Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA).

     Taliesin (Tali) Durant joined the Company in August 1999 and has been our Corporate Secretary and in-house counsel since January 2000. Ms. Durant provides legal counsel for all of our corporate, financial and business matters. This includes the drafting and negotiation of agreements connected to the development as well as the distribution, sale and licensing of our services software and technology. She also plays a crucial role in our business development and merger and acquisition strategy. Ms. Durant possesses expertise in a number of business and legal issues including those related to merger and acquisition agreements, intellectual property licensing, as well as in software development and service contracts. Ms. Durant has experience providing legal guidance in the areas of consumer protection, small business development and contracts, telecommunications, and intellectual property safeguards. She is a member of the American Corporate Counsel Association, the American Bar Association, and the California State Bar Association. She is an alumna of the Northwestern School of Law at Lewis and Clark College, and has specific legal expertise in the area of high technology. Ms. Durant holds a Bachelor of Arts in Economics from Connecticut College.

     Pamela LaPine began with the Company in 1996 and currently serves as Executive Vice President of Sales and Marketing. She is responsible for the sales, marketing, account management and strategic direction behind the Company's Financial Services and HipLink product lines. Mrs. LaPine began as the Company's Director of Administration in 1996 and then moved to Vice President of Operations in 1997. In October of 1998 she moved into the position of Vice President of Marketing, and in 2000 was promoted to Executive Vice President and President of Financial Services. Pamela LaPine is a seasoned business professional with over 20 years of management experience in Silicon Valley high tech companies. She has extensive experience in corporate operations, finance, marketing and business development. Mrs. LaPine started her management career as Marketing Director at Digital Recording Corporation, and then transitioned to LaPine Technologies, where she was responsible for strategic planning. She has also held executive positions with Partners Petroleum and Olympiad Corporation. Mrs. LaPine did her undergraduate studies at the University of Utah.

     Robert Lanz has served on our Board and as Chairman of our Audit Committee since November of 2001. Mr. Lanz has over 35 years of accounting and management experience. Mr. Lanz is Managing Director of the Silicon Valley office of The Financial Valuation Group, a business valuation consulting and litigation services firm, and Managing Partner of RAMP Partners, LLC, an accounting and financial management consulting firm. Mr. Lanz is a certified public accountant. From 1998 to 2000, he was an audit and business advisory partner with BDO Seidman, LLP, an international accounting and consulting firm, and Meredith, Cardozo, Lanz & Chiu, LLP. Mr. Lanz previously retired from KPMG International, after a 27-year career with that firm, where he was an audit and SEC reviewing partner. He has also served as chief financial officer of public and private companies, including a successful IPO. Mr. Lanz currently serves on the board of Kelmoore Strategy Variable Trust.

     Mark Williams joined our Board on August 1, 2002. Mr. Williams has over 20 years of accounting and management experience. Mr. Williams is currently a self employed certified public accountant in the area of income tax. From 2000 to 2002 Mr. Williams was CFO and a General Partner of University Technology Ventures.

Previously, from 1990 to 2000, he was a Partner at Ruzzo, Scholl and Murphy Accountancy Corporation. For eight years before that, Mr. Williams was a tax manager at Price Waterhouse. Mr. Williams is a member of the American Institute of Certified Public Accountants. Mr. Williams filed a Chapter 7 petition under the federal bankruptcy laws on September 29, 2004, which was discharged on December 29, 2004.

     Laurence W. Murray joined our Board on November 19, 2002. Mr. Murray has over 30 years of experience in finance, accounting and management. Currently, Mr. Murray is a professor of finance and international business at the University of San Francisco, as well as a consultant, specializing in corporate planning and financial strategy. Mr. Murray is also an adjunct professor of international business at the University of California, Berkeley. Mr. Murray holds a Ph.D. in economics and finance from Clark University, a M.S. in economics from the University of Missouri, and a B.A. in business from the University of Northern Iowa.

MEETINGS OF THE BOARD OF DIRECTORS AND BOARD COMMITTEES.

     The Board currently consists of four members. The Board held one (1) meeting during fiscal year 2005, and executed 17 unanimous consents in lieu of holding directors' meetings. Each of the directors appointed at that time attended all meetings of the Board. During fiscal year 2005, the non-management directors have met in executive sessions without the presence of management as required from time to time.

     Our Board has not adopted a formal policy regarding directors' attendance at our annual meeting of the stockholders. However, our directors are strongly encouraged to attend the Annual Meeting. Mr. LaPine and Mr. Lanz attended our 2004 Annual Meeting.

     The standing committees of the Board include an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee was formed in November of 2003. All members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are independent directors as such term is defined in the applicable listing standards imposed by the American Stock Exchange.

     AUDIT COMMITTEE. The Audit Committee currently consists of Messrs. Lanz, Williams and Murray, with Mr. Lanz as its chairman. Mr. Lanz was elected to the Board and to the Audit Committee in November of 2001. The Board has considered whether the members of the Audit Committee satisfy the additional "independence" and "financial literacy" requirements for Audit Committee members as set forth in the Item 7(d)(3)(iv) of Schedule 14A and as adopted in the applicable listing standards imposed by the American Stock Exchange. The Board has concluded that all current members of the Audit Committee satisfy these heightened independence requirements. The Board has also determined that Mr. Lanz is an audit committee financial expert and is independent of management, as required under Section 407 of the Sarbanes-Oxley Act of 2002. The Board believes that Mr. Lanz is qualified to be an "audit committee financial expert".

     The Audit Committee's responsibilities are described in a written charter adopted by the Board of Directors. The Audit Committee Charter was amended in fiscal year 2005. The Audit Committee serves as the representative of the Board for the general oversight of our affairs in the area of financial accounting and reporting, and its underlying internal controls. The Audit Committee makes recommendations to the Board concerning the engagement of independent accountants; reviews with the independent accountants the plans, scope and results of the audit engagement; approves professional services provided by the independent accountants; considers the range of audit and non-audit fees; verifies that auditors are independent of management and are objective in their findings; reviews the annual CPA audit and recommendations of internal controls and related management responses; reviews the audit reports with management and the auditor; oversees the internal audit function and the accounting and financial reporting processes of our company; and monitors management's efforts to correct deficiencies described in any audit examination.

     The Audit Committee has also established procedures for (i) the receipt, retention and treatment of complaints received by our company regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of our company concerns regarding questionable accounting or auditing matters.

     The Audit Committee held a total of five (5) meetings during fiscal year 2005, which were attended by all of the Audit Committee members appointed at that time, except Laurence Murray who missed two (2) audit committee meetings. A report of the Audit Committee which discusses the activities of the Audit Committee in more detail can be found on page 13 of this proxy statement. The Audit Committee Charter, as amended, is attached hereto as Appendix B to this proxy statement and is also available on our website at www.semotus.com, the content of which website is not incorporated by reference into, or considered a part of, this document.

     COMPENSATION COMMITTEE. The Compensation Committee currently consists of Messrs. Lanz, Williams and Murray, with Mr. Murray as its chairman. All members of the Compensation Committee are independent directors, as defined under the applicable listing standards imposed by the American Stock Exchange. The Compensation Committee determines the compensation of senior executive officers (such as the Chief Executive Officer and Chief Financial Officer), subject, if the Board so directs, to the Board's further ratification of the compensation; determines the compensation for other officers or delegates such determinations to the chief executive officer; grants options, stock or other equity interests under our stock option or other equity-based incentive plans; and administers those plans and, where such plans specify, our other employee benefit plans.

     The Compensation Committee held one (1) meeting during fiscal year 2005. The Compensation Committee Report which discusses the activities of the Compensation Committee in more detail is set forth below beginning on page 14 of this proxy statement. A copy of the Charter of the Compensation Committee, which became effective in February of 2003, is available on our website at www.semotus.com, the content of which website is not incorporated by reference into, or considered a part of, this document.

     NOMINATING AND CORPORATE GOVERNANCE COMMITTEE. The Nominating and Corporate Governance Committee was formed in November of 2003. The Nominating and Corporate Governance Committee currently consists of Messrs. Lanz, Williams and Murray, with Mr. Williams as its chairman. All members of the Nominating and Corporate Governance Committee are independent directors, as defined under the applicable listing standards imposed by the American Stock Exchange.

     The Nominating and Corporate Governance Committee assists the Board in identifying qualified individuals to become board members, in determining the composition of the board of directors and its committees, in monitoring a process to assess board effectiveness and in developing and implementing the Company's corporate governance guidelines.

     The Nominating and Corporate Governance Committee held one (1) meeting during fiscal year 2005. A copy of the Charter of the Nominating and Corporate Governance Committee, which became effective in November of 2003, is available on our website at www.semotus.com, the content of which website is not incorporated by reference into, or considered a part of, this document.

DIRECTOR NOMINEE CRITERIA AND PROCESS

     The Nominating and Corporate Governance Committee is responsible for reviewing and recommending nominees to the Board, which is responsible for approving director candidates for nomination by the Board. The Nominating and Corporate Governance Committee unanimously recommended the nominees for election to the Board for the 2005 Annual Meeting. The Committee's objective, pursuant to its charter, is to assist the Board in identifying qualified individuals to become Board members, in determining the composition of the Board and its committees, in monitoring a process to assess Board effectiveness and in developing and implementing our corporate governance guidelines.

     In considering director candidates, the Committee will consider, among other things, those individuals who have the highest personal and professional integrity, who shall have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the stockholders. Our Nominating and Corporate Governance Committee has not paid a third party to identify or evaluate potential nominees in fiscal 2005 or with respect to the current slate. However, the Committee will take suggestions from many sources, including, but not limited to, stockholders or third-party search firms.

STOCKHOLDER NOMINATIONS FOR DIRECTORS

     Our stockholders may submit candidates for consideration as director nominees. All candidate submissions must comply with the requirements of our certificate of incorporation and bylaws, as well as the requirements of the Securities Exchange Act of 1934. Our Bylaws contain certain time limitations and procedures for stockholder nominations of directors. Any stockholder who intends to bring before an annual meeting of stockholders any nomination for director shall deliver a written notice to the Secretary of our company setting forth specified information with respect to the stockholder and additional information as would be required under Regulation 14A under the Exchange Act and Rule 14a-8 for a proxy statement used to solicit proxies for such nominee. In general, the notice must be delivered not less than one hundred and twenty (120) days prior to the first anniversary of the preceding year's mailing date of the annual meeting's proxy statement.

DIRECTOR COMPENSATION

     Except for reimbursement for reasonable travel expenses relating to attendance at Board meetings and discretionary grants of stock options our directors are not compensated for their services as directors. Directors who are employees are eligible to participate in our equity incentive plan. In fiscal year 2005, we granted options to purchase 10,000 shares of common stock, for a total of 30,000 options, to each of Robert Lanz, Mark Williams and Laurence Murray.

     The following table identifies all stock options that we have granted to our current non-employee directors since June 1996.

                           NUMBER OF
                       SHARES UNDERLYING   EXERCISE           GRANT DATE /
NON-EMPLOYEE DIRECTOR     OPTIONS (#)      PRICE ($)        EXPIRATION DATE
---------------------     -----------      ---------        ---------------
Robert Lanz               10,000 (1)      $   0.15       11/5/2001 / 11/5/2006
                          10,000 (2)      $   0.15        6/3/2002 / 6/3/2007
                          30,000 (3)      $   0.14       2/24/2003 / 2/24/2008
                          10,000 (3)      $   0.24       11/5/2004 / 11/5/2008
Mark Williams             10,000 (4)      $   0.15        8/1/2002 / 8/1/2007
                          10,000 (3)      $   0.12        4/1/2003 / 4/1/2008
                          10,000 (3)      $   0.24       11/5/2004 / 11/5/2008
Laurence Murray           10,000 (5)      $   0.17      11/19/2002 / 11/19/2007
                          10,000 (3)      $   0.14       2/24/2003 / 2/24/2008
                          10,000 (3)      $   0.24       11/5/2004 / 11/5/2008
--------------

(1) These options were repriced on November 6, 2001, May 16, 2002 and again on October 23, 2002, and are all exercisable as of March 31, 2003.
(2) These options were repriced on October 23, 2002, and vest as to 50% one year from the date of grant, or on June 3, 2003, and the remaining 50% vest one year thereafter, or on June 3, 2004.
(3) These options vest monthly as to 1/24th for two years and have an exercise price equal to the closing market price on the date of grant.
(4) These options are all immediately exercisable as of the grant date, and were repriced on October 23, 2002.
(5) These options are all immediately exercisable as of the grant date, and have an exercise price equal to the closing market price on the date of grant, November 19, 2002.


                             EXECUTIVE COMPENSATION

     SUMMARY COMPENSATION. The following table sets forth the compensation for the fiscal years ended March 31 2003, 2004 and 2005 awarded to, earned by or paid to our chief executive officer and the four other most highly paid executive officers, as applicable. We refer to these officers as the "Named Executive Officers."

                           SUMMARY COMPENSATION TABLE

----------------------   ----   -------------------------------------   ---------------------------
                                        ANNUAL COMPENSATION               LONG TERM COMPENSATION
----------------------   ----   -------------------------------------   ---------------------------
                                                                        SECURITIES
                                                         OTHER ANNUAL   UNDERLYING     ALL OTHER
NAME AND PRINCIPAL                                       COMPENSATION   OPTIONS/SARS   COMPENSATION
POSITION                 YEAR   SALARY ($)   BONUS ($)   ($)            (#)            ($)
----------------------   ----   ----------   ---------   ------------   ------------   ------------
Anthony LaPine           2005   $ 216,000          --    $  11,949(1)             --             --
   Chairman and Chief    2004   $ 216,000          --    $   9,022(1)     500,000(2)   $  77,783(4)
   Executive Officer     2003   $ 218,000          --    $  13,859(1)     891,000(3)   $ 631,435(4)
----------------------   ----   ----------   ---------   ------------   ------------   ------------
Pamela LaPine            2005   $ 112,050          --    $  11,969(1)             --             --
    Executive Vice       2004   $ 108,000          --    $  13,995(1)      40,000(2)             --
    President of Sales   2003   $ 109,000          --    $  10,966(1)     385,000(3)             --
    and Marketing
----------------------   ----   ----------   ---------   ------------   ------------   ------------

--------------
(1)  Represents automobile allowances and / or mileage reimbursements.
(2) Represents new options granted to purchase shares of common stock under the Company's 1996 Stock Option Plan during fiscal year 2004, 400,000 of which were granted on May 16, 2003 to Anthony LaPine, 100,000 of which were granted on July 27, 2003 to Anthony LaPine, and 40,000 of which were granted to Pamela LaPine on July 24, 2003.
(3) Represents previously granted options to purchase shares of common stock under the Company's 1996 Stock Option Plan that were repriced on May 16, 2002 and again on October 23, 2002 as discussed in "Report on Repricing of Options / SARs", except for the additional grants issued to each named executive officer on May 16, 2002 (expiring on 5/16/12) and subsequently repriced on October 23, 2002 (81,000 to Anthony LaPine; 27,000 to Charles Dargan; and 35,000 to Pamela LaPine).
(4) Represents the Company's forgiveness of certain loans to Anthony LaPine for the purchase of stock; these promissory notes did not result in the Company lending cash to Mr. LaPine.

     STOCK OPTION GRANTS. No individual grants of stock options were made to any of the Named Executive Officers during the fiscal year ended March 31, 2005. No stock appreciation rights were granted to these individuals during the year.

     AGGREGATE STOCK OPTION EXERCISES. The following table sets forth certain information concerning individual exercises of stock options during the fiscal year ended March 31, 2005, of which there were none, and the shares represented by outstanding options held by each of the Named Executive Officers as of March 31, 2005.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                                                   VALUE OF
                                          NUMBER OF SHARES        UNEXERCISED
                                             UNDERLYING          IN-THE-MONEY
                    SHARES               UNEXERCISED OPTIONS        OPTIONS
                   ACQUIRED               AT MARCH 31, 2005    AT MARCH 31, 2005
                      ON       VALUE        EXERCISABLE/         EXERCISABLE/
                   EXERCISE   REALIZED      UNEXERCISABLE      UNEXERCISABLE (1)
NAME                 (#)         ($)             (#)                  ($)
-----------------  --------   --------   -------------------   -----------------
Anthony N. LaPine    -0-         -0-        1,391,000 / -0-       319,930 / -0-
Pamela LaPine        -0-         -0-         425,000 / -0-         97,750 / -0-

--------------
(1) Options are "in the money" to the extent the closing price of our common stock on March 31, 2005 exceeded the exercise price of the options. The value of unexercised options represents the difference between the exercise price of net options and $0.40, which was the closing price of our common stock on March 31, 2005.

STOCK OPTION PLANS

     We currently have one authorized stock option plan, the 1996 Stock Option Plan, as amended, which will terminate in June of 2006. A description of the 1996 Stock Option Plan is located under FootNote 11 of our Annual Report on Form 10-KSB, a copy of which is included with this proxy statement. As part of this Annual Meeting we are asking for shareholder approval for a second stock option plan, the 2005 Stock Option Plan. A description of the 2005 Stock Option Plan is located under the heading "Approval of the 2005 Stock Option Plan" on page 7 of this proxy statement.

SUMMARY INFORMATION CONCERNING STOCK OPTION PLANS

     The following table sets forth certain information relating to our option plans as of March 31, 2005:

                      EQUITY COMPENSATION PLAN INFORMATION

=================================================================================================
                                                                                     NUMBER OF
                                                                                    SECURITIES
                                                                                     REMAINING
                                                                                   AVAILABLE FOR
                                                                                  FUTURE ISSUANCE
                                                                                   UNDER EQUITY
                                                                                   COMPENSATION
                                       NUMBER OF SECURITIES   WEIGHTED-AVERAGE   PLANS (EXCLUDING
                                         TO BE ISSUED UPON     EXERCISE PRICE       SECURITIES
                                            EXERCISE OF        OF OUTSTANDING      REFLECTED IN
                                       OUTSTANDING OPTIONS        OPTIONS           COLUMN (A))
PLAN CATEGORY            PLAN NAME             (a)                  (b)                 (c)
-------------------   --------------   --------------------   ----------------   ----------------
Equity Compensation   The 1996 Stock
plans approved by     Option Plan
security holders                                  3,408,818       $  0.29             575,399
-------------------   --------------   --------------------   ----------------   ----------------
                      Clickmarks
                      Warrants (1)                1,000,000       $  0.39                  --
-------------------   --------------   --------------------   ----------------   ----------------
Equity Compensation   The 2005 Stock
plans not approved    Option Plan
by security holders                                      --            --           3,000,000
-------------------   --------------   --------------------   ----------------   ----------------
TOTAL                                             4,408,818       $  0.31           3,575,399
-------------------   --------------   --------------------   ----------------   ----------------

(1) As part of the acquisition of Clickmarks, Inc., various Clickmarks employees were retained by our company. As a hiring and retention incentive, in lieu of issuing stock options under the Company's stock option plan, we issued warrants to this group of employees to purchase up to a total of 1,000,000 shares of our common stock at an exercise price of $0.39 per share, which was the closing price of our common stock on June 23rd, the date the acquisition closed and their date of hire, vesting over a one year period and having a ten year term. We may also issue up to a maximum total of 200,000 additional shares of restricted common stock to some of these Clickmarks' employees at or before their annual anniversary with our company.

INDEBTEDNESS OF DIRECTORS, OFFICERS AND OTHERS

     Our directors, senior officers, and their associates were not indebted to us or to any of our subsidiaries at any time since the beginning of our last completed fiscal year.

EMPLOYMENT AGREEMENTS

     The Company entered into a three-year employment agreement with Anthony LaPine, our CEO, which became effective on May 1, 1996, and was extended to May 1, 2004. The agreement automatically renews for one year terms unless notice is provided by either party. As of May 1, 2005, no notice had been given by either party, and therefore, the agreement has automatically renewed for an additional one year term ending May 1, 2006. According to the agreement, Mr. LaPine receives a base salary of $240,000 per year, plus discretionary increases in conformity with the Company's standard review procedure. However, on May 1, 2002, Mr. LaPine voluntarily, along with all other employees with an annual salary of $50,000 or greater, took a ten percent salary reduction. As of June 15, 2005 his base salary was re-instated. Mr. LaPine is also given a car allowance that is not to exceed $1,000 a month. Mr. LaPine receives health, dental and vision insurance, but contributes the same percentage towards the monthly premium as all of our employees. If we terminate Mr. LaPine's employment agreement prior to the end of the current term for reasons other than disability, or if Mr. LaPine terminates the agreement for "good reason" as defined in the agreement, we are required to continue paying the salary and other benefits for the duration of the term of the agreement.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Effective May 1, 1996, the Company entered into a three year employment agreement with our Chief Executive Officer, Anthony LaPine. This agreement was extended to May 1, 2004. The agreement automatically renews for one year terms unless notice is provided by either party. As of May 1, 2005, no notice had been given by either party, and therefore, the agreement has automatically renewed for an additional one year term ending May 1, 2006.


                             AUDIT COMMITTEE REPORT

     At the time of this Report, the Audit Committee of the Board consists of three directors who are not employees of the Company or any of its subsidiaries. The Board believes that all the members of our Committee are "independent directors" as defined under applicable listing standards imposed by the American Stock Exchange.

     The Board has modified its written Audit Committee Charter. A copy of the revised Charter is attached as Attachment A.

     Our Committee has met and held discussions with management and the independent auditors at the time of such meeting, LL Bradford & Company, LLC. As a part of this process, we have:

     o reviewed and discussed the audited financial statements with management,

     o discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), and

     o received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the independent auditors their independence.

     Based on the review and discussions referred to above, our committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2005, for filing with the SEC.


                    Audit Committee Of The Board Of Directors

     /s/ Robert Lanz
     Robert Lanz
     CHAIRMAN

     /s/ Mark Williams
     Mark Williams

     /s/ Laurence W. Murray
     Laurence W. Murray

        INFORMATION REGARDING THE FEES PAID TO LL BRADFORD & COMPANY, LLC
                      DURING THE YEAR ENDING MARCH 31, 2005

AUDIT FEES

     The aggregate fees billed for professional services rendered to our company by LL Bradford & Company, LLC for the year ended March 31, 2005 were:

     --------------------------------------------------    ------------
                                                               2005
                                                           ------------
     --------------------------------------------------    ------------
     Audit fees                                            $     36,000
     --------------------------------------------------    ------------
     Audit-related fees:
     --------------------------------------------------    ------------
                SEC filings review and consent                       --
     --------------------------------------------------    ------------
     Total audit and audit-related fees                    $     36,000
     --------------------------------------------------    ------------
     Tax fees                                                        --
     --------------------------------------------------    ------------
     All other fees                                                  --
     --------------------------------------------------    ------------

     --------------------------------------------------    ------------
     Total fees                                            $     36,000
     --------------------------------------------------    ------------


     The aggregate fees billed for all audit-related services rendered by LL Bradford & Company, LLC for the year ended March 31, 2005 (see chart above under heading "Audit-related fees") related to the review of various SEC filings and correspondence, such as Form S-3s. No other professional services were rendered or fees were billed by LL Bradford & Company, LLC for the most recent fiscal year or for the year ending March 31, 2004.

     The Audit Committee has adopted policies and procedures for the pre-approval of the above fees. All requests for services to be provided by the Company's independent accountants are submitted to the Audit Committee. Requests for all non-audit related services require pre-approval form the Audit Committee.


         INFORMATION REGARDING THE FEES PAID TO BURR, PILGER & MAYER LLP
                      DURING THE YEAR ENDING MARCH 31, 2004

AUDIT FEES

     The aggregate fees billed for professional services rendered to our company by Burr, Pilger & Mayer LLP for the year ended March 31, 2004 were:

     --------------------------------------------------    ------------
                                                               2004
                                                           ------------
     --------------------------------------------------    ------------
     Audit fees                                            $     39,155
     --------------------------------------------------    ------------
     Audit-related fees:
     --------------------------------------------------    ------------
                SEC filings review and consent             $      5,595
     --------------------------------------------------    ------------
     Total audit and audit-related fees                    $     44,750
     --------------------------------------------------    ------------
     Tax fees                                                        --
     --------------------------------------------------    ------------
     All other fees                                                  --
     --------------------------------------------------    ------------

     --------------------------------------------------    ------------
     Total fees                                            $     44,750
     --------------------------------------------------    ------------


     The aggregate fees billed for all audit-related services rendered by Burr, Pilger & Mayer LLP for the year ended March 31, 2004 (see chart above under heading "Audit-related fees") related to the review of various SEC filings and correspondence, such as Form S-3s. No other professional services were rendered or fees were billed by Burr, Pilger & Mayer LLP for the most recent fiscal year or for the year ending March 31, 2004.

     The Audit Committee has adopted policies and procedures for the pre-approval of the above fees. All requests for services to be provided by the Company's independent accountants are submitted to the Audit Committee. Requests for all non-audit related services require pre-approval form the Audit Committee.


                        CORPORATE GOVERNANCE INFORMATION

     Stockholders can access our corporate governance information, including our Code of Ethics for Principal Executive Office and Senior Financial Officers and the charters of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, at our website, www.semotus.com , the content of which website is not incorporated by, referenced into, or considered a part of, this document.

                             ADDITIONAL INFORMATION

     THE COMPANY'S 2005 ANNUAL REPORT ON FORM 10-KSB, INCLUDING FINANCIAL STATEMENTS FOR THE YEAR ENDED MARCH 31, 2005, IS BEING DISTRIBUTED TO ALL STOCKHOLDERS OF THE COMPANY TOGETHER WITH THIS PROXY STATEMENT, IN SATISFACTION OF THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION. ADDITIONAL COPIES OF THE REPORT, EXCEPT FOR EXHIBITS, ARE AVAILABLE AT NO CHARGE UPON REQUEST. TO OBTAIN ADDITIONAL COPIES OF THE ANNUAL REPORT ON FORM 10-KSB, PLEASE CONTACT SEMOTUS SOLUTIONS, 718 UNIVERSITY AVE., SUITE 202, LOS GATOS, CA 95032, OR AT TELEPHONE NUMBER (408) 399-6120.


                    COMMUNICATING WITH THE BOARD OF DIRECTORS

     The Board does not currently have a formal process for security holders to send communications to the Board. We, however, encourage stock holders to communicate directly with the Board as a whole, with non-management directors or with specified individual directors, by sending correspondence to the Secretary at 718 University Ave., Suite 202, Los Gatos, CA 95032.

     Under our company's Bylaws, stockholders may propose business to be brought before an annual meeting. In order for a stockholder to submit a proposal for consideration at our annual meeting, the stockholder must fulfill the requirements set forth in our by-laws and Rule 14a-8 under the Securities Exchange Act of 1934 setting forth specified information with respect to the stockholder and additional information as would be required under Regulation 14A under the Exchange Act and Rule 14a-8 for a proxy statement used to solicit proxies for such nominee. In general, the notice must be delivered not less than one hundred and twenty (120) days prior to the first anniversary of the preceding year's mailing date of the annual meeting's proxy statement.

     If you intend to propose any matter for action at our 2006 Annual Meeting of Stockholders and wish to have the proposal included in our proxy statement, you must submit your proposal to the Secretary of Semotus Solutions at 718 University Ave., Suite 202, Los Gatos, CA 95032, not later than 5:00 p.m. Pacific Standard Time on or before April 8, 2006,. Please note that proposals must comply with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934. Only then can we consider your proposal for inclusion in our proxy statement and proxy relating to the 2006 Annual Meeting. We will be able to use proxies you give us for the next year's meeting to vote for or against any shareholder proposal that is not included in the proxy statement at our discretion unless the proposal is submitted to us on or before April 8, 2006.

/s/ Anthony N. LaPine
Anthony N. LaPine
PRESIDENT

Los Gatos, California
July 27, 2005

                                                                    ATTACHMENT A

                             SEMOTUS SOLUTIONS, INC.
                             2005 STOCK OPTION PLAN

1. PURPOSES OF THE PLAN. The purposes of this 2005 Stock Option Plan (the "Plan") of Semotus Solutions, Inc. (the "Company") are to:

     (i) encourage selected officers, directors, employees and consultants to improve operations and increase profits of the Company;

     (ii) encourage selected officers and employees to accept or continue employment with the Company or its Affiliates; and

     (iii) increase the interest of selected officers, directors, employees and consultants in the Company's welfare through participation in the growth in value of the common stock of the Company ("Common Stock").

     Options granted under this Plan ("Options") may be "incentive stock options" ("ISOs"), intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or "nonqualified options" ("NQOs").

2. ELIGIBLE PERSONS. Every person who at the date of grant of an Option is an employee of the Company or of any Affiliate (as defined below) (including employees who are also officers or directors of the Company or of any Affiliate) is eligible to receive NQOs or ISOs under this Plan. The term "Affiliate" as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. Every person who is a director, officer, employee of or consultant to the Company or any Affiliate at the date of grant of an Option is eligible to receive NQOs under this Plan.

3. STOCK SUBJECT TO THIS PLAN. Subject to the provisions of Section 6.1.1 of the Plan, the maximum aggregate number of shares of stock that may be granted pursuant to this Plan is three million (3,000,000) shares of Common Stock. The shares unexercised shall become available again for grants under the Plan.

4.   ADMINISTRATION.

     4.1 Option Committee. This Plan shall be administered by the Board of Directors of the Company (the "Board") or by a committee of at least two non-employee Board members to which administration of the Plan is delegated (in either case, the "Option Committee"). No member of the Option Committee shall be liable for any decision, action, or omission respecting the Plan, any options, or any option shares.

     4.2 Disinterested Administration. This Plan shall be administered in accordance with the disinterested administrative requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission ("Rule 16b-3"), or any successor rule thereto.
                                                         SEMOTUS SOLUTIONS, INC.
                                                          2005 STOCK OPTION PLAN

     4.3 Authority of the Option Committee. Subject to the other provisions of this Plan, the Options Committee shall have the authority, in its discretion:
(i) to grant Options; (ii) to determine the fair market of the Common Stock subject to Options; (iii) to determine the exercise price of Options granted;
(iv) to determine the persons whom, and the time or times at which, Options shall be granted, and the number of shares of Common Stock subject to each Option; (v) to interpret this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any Option; (ix) to defer (with the consent of the optionee) or accelerate the exercise date or vesting of any Option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (xi) to make all other determination deemed necessary or advisable for the administration of this Plan. The Option Committee may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

     4.4 Determinations Final. All questions of interpretation, implementation, and application of this Plan shall be determined by the Option Committee. Such determinations shall be final and binding on all persons.

5.   GRANTING OF OPTIONS: OPTION AGREEMENT.

     5.1 Ten-Year Term. The Board shall grant no Options under this Plan after ten years from the date of adoption of this Plan.

     5.2 Option Agreement. Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Company, executed by the Company and the person to whom such Option is granted; provided, however, that the failure by the Company, the optionee, or both to execute such an agreement shall not invalidate the granting of any Option.

     5.3 Designation as ISO or NQO. The agreement shall specify whether each Option it evidences is a NQO or an ISO. Notwithstanding designation of any Option as an ISO or a NQO, if the aggregate fair market value of the shares under Options designated as ISOs would become exercisable for the first time by any Optionee at a rate in excess of $100,000 in any calendar year (under all plans of the Company), then unless otherwise provided in the stock option agreement or by the Option Committee, such Options shall be NQOs to the extent of the excess above $100,000. For purposes of this Section 5.3, the Options shall be taken into account in the order in which they were granted, and the fair market value of the shares shall be determined as of the time the Option with respect to such shares is granted.

     5.4 Grant to Prospective Employees. The Option Committee may approve the grant of Options under this Plan to persons who are expected to become employees of the Company, but are not employed at the date of approval. In such cases, the Option shall be deemed granted, without further approval, on the date the optionee is first treated as an employee for payroll purposes.

6.   TERMS AND CONDITIONS OF OPTIONS. Each Option granted under this Plan shall

                                                         SEMOTUS SOLUTIONS, INC.
                                        2                 2005 STOCK OPTION PLAN
be designated as a NQO or an ISO. Each Option shall be subject to the terms and conditions set forth in Section 6.1. NQOs shall be also subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section 6.3. ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in Section 6.2.

     6.1 Terms and Conditions to Which All Options Are Subject. All Options granted under this Plan shall be subject to the following terms and conditions:

           6.1.1 Changes in Capital Structure. The existence of outstanding Options shall not affect the Company's right to effect adjustments, recapitalization, reorganizations, or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred, or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company's or any other corporation's assets or business or any other corporate act whether similar to the events described above or otherwise. Subject to Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, or other event, or converted into or exchanged for other securities as a result of a merger, consolidation, reorganization, or other event, appropriate adjustments shall be made in (i) the number and class of shares of stock subject to this Plan and each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result to any such adjustments. Each such adjustment shall be subject to approval by the Option Committee in its sole discretion, and may be made without regard to any resulting tax consequence to the optionee.

           6.1.2 Corporate Transactions. In connection with (i) any merger, consolidation, acquisition, separation, or reorganization in which more than 50% of the shares of Common Stock of the Company outstanding immediately before such event are converted into cash or into another security, (ii) any dissolution or liquidation of the Company or any partial liquidation involving 50% or more of the assets of the Company, (iii) any sale of more than 50% of the Company's assets, or (iv) any like occurrence in which the Company is involved, the Option Committee may, in its absolute discretion, do one or more of the following upon ten days' prior written notice to optionees; (a) accelerate any vesting schedule to which an Option is subject; (b) cancel Options upon payment to each optionee in cash, with respect to each Option to the extent then exercisable, of any amount which, in the absolute discretion of the Option Committee, is determined to be equivalent to any excess of the market value (at the effective time of such event) of the consideration that such optionee would have received of the Option had been exercised before the effective time over the exercise price of the Option; (c) shorten the period during which such Options are exercisable (provided they remain exercisable, to the extent otherwise exercisable, for at least ten days after the date the notice is given); or (d) arrange that new option rights be substituted for the option rights granted under this Plan, or that the Company's obligations as to Options outstanding under this Plan be assumed, by an employer corporation other than the Company or by a parent or subsidiary of such employer corporation. The actions described in this Section
6.1.2 may be taken without regard to any resulting tax consequence to the optionee.

           6.1.3 Time of Option Exercise. Except as necessary to satisfy the requirements of Section 422 of the Code and subject to Section 5, Options granted under this Plan shall be exercisable (a) immediately as of the effective date of the stock option agreement granting the

                                                         SEMOTUS SOLUTIONS, INC.
                                        3                 2005 STOCK OPTION PLAN

Option, or (b) at such other times as are specified in the written stock option agreement relating to such Option: provided, however, that so long as the optionee is a director or officer, as those terms are used in Section 16 of the Exchange Act, such Option may not be exercisable, in whole or in part, at any time prior to the six-month anniversary of the date of the Option grant, unless the Option Committee determines that the foregoing provision is not necessary to comply with the provisions of Rule 16b-3 or that Rule 16b-3 is not applicable to the Plan. No Option shall be exercisable, however, until a written stock option agreement in form satisfactory to the Company is executed by the Company and the optionee. The Option Committee, in its absolute discretion, may later waive any limitations respecting the time at which an Option or any portion of an Option first becomes exercisable.

           6.1.4 Option Grant Date. Except as provided in Section 5.4 or as otherwise specified by the Option Committee, the date of grant of an Option under this Plan shall be the date as of which the Option Committee approves the grant.

           6.1.5 Nonassignability of Option Rights. No Option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order (limited in the case of an ISO, to a qualified domestic relations order that effects a transfer of an ISO that is community property as part of a division of community property). During the life of the optionee, an Option shall be exercisable only by the optionee.

           6.1.6 Payment. Except as provided below, payment in full shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. Payment may be made in cash, by delivery to the Company of shares of Common Stock owned by the optionee (duly endorsed in favor of the Company or accompanied by a duly endorsed stock power), or by any other form of consideration and method of payment to the extent permitted under any applicable laws. Any shares delivered shall be valued as of the date of exercise of the Option in the manner set forth in Section 6.1.12. Optionees may not exercise Options by delivery of shares more frequently than at six-month intervals.

           6.1.7 Termination of Employment. Unless determined otherwise by the Option Committee in its absolute discretion to the extent not already expired or exercised, every Option granted under this Plan shall terminate at the earlier of (a) the Expiration Date (as defined in Section 6.1.12) or (b) three months after termination of employment with the Company or any Affiliate; provided, that an Option shall be exercisable after the date of termination of employment only to the extent exercisable on the date of termination; and provided further, that if termination of employment is due to the optionee's death or "disability" ( as determined in accordance with Section 22(e)(3) of the Code), the optionee, or the optionee's personal representative (or any other person who acquires the Option from the optionee by will or the applicable laws of descent and distribution), may at any time within 18 months after the termination of employment (or such lesser period as is specified in the option agreement but in no event after the Expiration Dare of the Option), exercise the rights to the extent they were exercisable on the date of termination. Transfer of an optionee from the Company to an Affiliate or vice versa, or from one Affiliate to another, or a leave of absence due to sickness, military service, or other cause duly approved by the Company,
                                                         SEMOTUS SOLUTIONS, INC.
                                        4                 2005 STOCK OPTION PLAN
shall not be deemed a termination of employment for purposes of this Plan. For the purpose of this Section 6.1.7, "employment" means engagement with the Company or any subsidiary of the Company either as an employee, as a director, or as a consultant.

           6.1.8 Repurchase of Stock. At the time the Company grants Options under this Plan, the Company may retain, for itself or others, rights to purchase the shares acquired under the Option or impose other restrictions on the shares. The terms and conditions of any such rights or other restrictions shall be set forth in the stock option agreement evidencing the Option.

           6.1.9 Withholding and Employment Taxes. At the time of exercise of an Option (or at such later time(s) as the Company may prescribe), the optionee shall remit to the Company in cash all applicable (as determined by the Company in its sole discretion) federal and state withholding taxes. Subject to compliance with all applicable laws, the Option Committee may, in the exercise of its sole discretion, permit an optionee to pay some or all of such taxes by means of a promissory note on such terms as the Option Committee deems appropriate. If authorized by the Option Committee in its sole discretion, and if the Option has been held for six months or more, an optionee may elect to have shares of Common Stock which are acquired upon exercise of the Option withheld by the Company or to tender to the Company other shares of Common Stock or other securities of the Company owned by the optionee on the date of determination of the amount of tax to be withheld as a result of the exercise of such Option (the "Tax Date") to pay the amount of tax that is required by law to be withheld by the Company as a result of the exercise of such Option, provided that the election satisfies the following requirements:

                 (i) the election shall be irrevocable, shall be made at least six months before the Option exercise, and shall be subject to the disapproval of the Option Committee at any time before consummation of the Option exercise; or

                 (ii) the election shall be made in advance to take effect in a subsequent "window period" (as defined below) in which the Option is exercised, and the Option Committee shall approve the election when it is made or at any time thereafter up to consummation of the Option exercise; or

                 (iii) the election shall be made in a window period and the approval of the Option Committee shall be given after the election is made and within the same window period, and the Option exercise shall be consummated within such window period; or

                 (iv) shares or other previously owned securities shall be tendered (but stock shall not be withheld.) at any time up to the consummation of the Option exercise (in which event, neither a prior irrevocable election nor window period timing nor shall be required).

A "window period" is the period beginning on the third business day following the date of release for publication of quarterly or annual summary statements of sales and earnings and ending on the 12th business day following such date. Any securities so withheld or tendered shall be valued by the Company as of the Tax Date.
                                                         SEMOTUS SOLUTIONS, INC.
                                        5                 2005 STOCK OPTION PLAN

           6.1.10 Other Provisions. Each Option granted under this Plan may contain such other terms, provisions, and conditions not consistent with this Plan as may be determined by the Option Committee, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an "incentive stock option" within the meaning of Section 422 of the Code.

           6.1.11 Determination of Value. For purposes of the Plan, the value of Common Stock or other securities of the Company shall be determined as follows:

                 (i) If the Common Stock of the Company is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers Automated Quotation System, its fair market value shall be the closing sales price for such Common Stock or the closing bid if no sale was reported, as quoted on such system or exchange (or the largest such exchange) for the date the value is to be determined (or if there is no sale for such date, then for the last preceding business day on which there was at least one sale), as reported in the Wall Street Journal.

                 (ii) If the Common Stock of the Company is regularly quoted by a recognized securities dealer but selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for the Common Stock on the date the value is to be determined (or if there is no quoted price for the date of grant, then for the last preceding business day on which there was a quoted price).

                 (iii) If the Common Stock of the Company is as described in
Section 6.1.11(i) or (ii), but is restricted by law, contract, market conditions, or otherwise as to salability or transferability, its fair market value shall be as set forth in Section 6.1.11(i) or (ii), as appropriate, less, as determined by the Option Committee, an appropriate discount, based on the nature and terms of the restrictions.

                 (iv) In the absence of an established market for the Common Stock, the fair market value thereof shall be determined by the Option Committee, with reference to the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry and its management, and the values of stock of other corporations in the same or a similar line of business.

           6.1.12 Option Term. No Option shall be exercisable more than ten years after the date of grant, or such lesser period of time is set forth in the stock option agreement (the end of the maximum exercise period stated in the stock option agreement is referred to in this Plan as the "Expiration Date"). No Option/ISO granted to any person who owns, directly or by attribution, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company of any Affiliate (a "Ten Percent Stockholder") shall be exercisable more than five years after the date of grant.

           6.1.13 Exercise Price. The exercise price of any Option granted to any Ten Percent Stockholder shall in no event be less than 110 percent of the fair market value (determined in
                                                        SEMOTUS SOLUTIONS, INC.
                                                         2005 STOCK OPTION PLAN6
accordance with Section 6.1.11) of the stock covered by the Option at the time the Option is granted.

           6.1.14 Compliance with Securities Laws. The Company shall not be obligated to offer or sell any shares of Common Stock upon exercise of an Option unless the shares of Common Stock are at that time effectively registered or exempt from registration under the federal securities laws and the offer and sale of the shares of Common Stock are otherwise in compliance with all applicable state and local securities laws. The Company shall have no obligation to register the shares of Common Stock under the federal securities laws or take whatever other steps may be necessary to enable the shares of Common Stock to be offered and sold under federal or other securities laws. Upon exercising all or any portion of an Option, an optionee may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the shares of Common Stock or subsequent transfers of any interest in the shares of Common Stock to comply with applicable securities laws. Stock certificates evidencing shares of Common Stock acquired upon exercise of options shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan, or the stock option agreement evidencing the Option.

     6.2 Terms and Conditions to Which Only NQOs Are Subject. Options granted under this Plan which are designated as NQOs shall be subject to the following terms and conditions:

           6.2.1 Exercise Price. Except as set forth in Section 6.1.13, the exercise price of a NQO shall not be less than 85 percent of the fair market value (determined in accordance with Section 6.1.12) of the stock subject to the Option on the date of grant.

     6.3 Terms and Conditions to Which Only ISOs Are Subject. Options granted under this Plan which are designated as ISOs shall be subject to the following terms and conditions:

           6.3.1 Exercise Price. Except as set forth in Section 6.1.13, the exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined in accordance with Section 6.1.11) of the Common Stock covered by the Option at the time the Option is granted.

           6.3.2 Disqualifying Dispositions. If Common Stock acquired upon exercise of an ISO is disposed of in a "disqualifying disposition" within the meaning of Section 422 of the Code, the holder of the Common Stock immediately before the disposition shall notify the Company in writing of the date and terms of the disposition and comply with any other requirements imposed by the Company in order to enable the Company to secure any related income tax deduction to which it is entitled.

7.   MANNER OF EXERCISE.

     7.1 Notice of Exercise. An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Option Committee, accompanied by payment of the exercise price as

                                                         SEMOTUS SOLUTIONS, INC.
                                        7                 2005 STOCK OPTION PLAN
provided in Section 6.1.6. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price and, if required, by payment of any federal or state withholding or employment taxes required to be withheld by virtue of exercise of the Option will be considered as the date such Option was exercised.

     7.2 Issuance of Certificates. Promptly after receipt of written notice of exercise of an Option, the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of Common Stock. Unless the Company specifies otherwise, an optionee or transferee of an optionee shall not have any privileges as a shareholder with respect to any Common Stock covered by the Option until the date of issuance of a stock certificate. Subject to Section 6.1.1 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the date the certificates are delivered.

8. EMPLOYMENT RELATIONSHIP. Nothing in this Plan or any Option granted thereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any optionee's employment at any time, nor confer upon any optionee any right to continue in the employ of the Company or any of its Affiliates.

9. AMENDMENTS TO PLAN. The Board may amend this Plan at any time. Without the consent of an optionee, no amendment may affect outstanding Options except to conform this Plan and ISOs granted under this Plan to federal or other tax laws relating to incentive stock options. No amendment shall require shareholder approval unless shareholder approval is required to preserve incentive stock option treatment for tax purposes or the Board otherwise concludes that shareholder approval is advisable.

10. SHAREHOLDER APPROVAL: TERM. The Board of Directors of the Company adopted this Plan on July 21, 2005, and the Company's shareholders approved this Plan on ____________, 2005. This Plan shall terminate ten years after initial adoption by the Board unless terminated earlier by the Board. The Board may terminate this Plan without shareholder approval. No Options shall be granted after termination of this Plan, but termination shall not affect rights and obligations under then-outstanding Options.

                                                         SEMOTUS SOLUTIONS, INC.
                                        8                 2005 STOCK OPTION PLAN

                                      PROXY

                             SEMOTUS SOLUTIONS, INC.
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           The undersigned hereby appoints Anthony N. LaPine with the power to appoint his substitute, and hereby authorizes him to represent and to vote as designated below, all the shares of common stock of Semotus Solutions, Inc. held of record by the undersigned on July 26, 2005, at the Annual Meeting of Shareholders to be held at the Company's offices located at 718 University Ave., Suite 202, Los Gatos, CA 95032, on Thursday, September 22, 2005, at 2:30 p.m., Pacific Time or any adjournment thereof.

           THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SEMOTUS SOLUTIONS, INC. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

           SHARES OF COMPANY STOCK REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATIONS ON THE REVERSE SIDE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

           The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report on Form 10-KSB.

                        (To be signed on the other side)

SEMOTUS SOLUTIONS, INC.
718 UNIVERSITY AVE.
SUITE 202
LOS GATOS, CA 95032
ATTN: TALI DURANT

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have the enclosed proxy card in hand when you access the web site. You will be prompted to enter a 12-digit Control Number to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have the enclosed proxy card in hand when you call. You will be prompted to enter the 12-digit Control Number and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL
Mark, sign, and date the enclosed proxy card and return it in the postage-paid envelope we have provided or return it to Semotus Solutions, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR    SEMTS1    KEEP THIS PORTION FOR YOUR
BLACK INK AS FOLLOWS:                              RECORDS DETACH AND RETURN
                                                   THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SEMOTUS SOLUTIONS, INC.

1. Election of four (4) Directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors have been duly elected and qualified:

     01) Anthony N. LaPine, 02) Robert Lanz, 03) Mark Williams,
     04) Laurence W. Murray

     For    Withhold     For All    To withhold authority to vote, mark "For All
     All      All        Except:    Except" and write the nominee's number on
     [_]      [_]          [_]      the line below.


                                    --------------------------------------------

Vote On Proposals

2. The ratification of the appointment of L.L. Bradford & Company, as the Company's independent accountants for the fiscal year ending March 31, 2006:

     For    Against      Abstain
     [_]      [_]          [_]

3.   The approval of the Company's 2005 Stock Option Plan.

     For    Against      Abstain
     [_]      [_]          [_]


4. The transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof:


     Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.



-----------------------------------------     ----------------------------------
Signature [PLEASE SIGN WITHIN BOX]   Date     Signature (Joint Owners)